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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2002

McDONALD'S CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware (State of Incorporation)	1-5231 (Commission File No.)	36-2361282 (IRS Employer Identification No.)

One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 5. Other Events and Required FD Disclosure

On December 5, 2002, McDonald's Corporation (the "Company") issued a press release announcing Jack Greenberg's decision to retire as Chairman of the Board and Chief Executive Officer, effective December 31, 2002. The press release also announced the election, by the Board of Directors, of James R. Cantalupo as Chairman of the Board and CEO, effective January 1, 2003. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibit:

(99)
Press Release dated December 5, 2002—Greenberg Retires, Cantalupo Named McDonald's Chairman and CEO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)
Date: December 10, 2002	By:	/s/ GLORIA SANTONA Gloria Santona Corporate Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.
99	News Release of McDonald's Corporation issued December 5, 2002—Greenberg Retires, Cantalupo Named McDonald's Chairman and CEO

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  Item 5. Other Events and Required FD Disclosure
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
Exhibit Index